SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: December 29, 2003


                              ENERGY PRODUCERS, INC.
             (Exact name of registrant as specified in its charter)


              Nevada                  000-32507              88-0345961
      (State of Incorporation) (Commission File Number)    (IRS Employer
                               Identification No.)


                          Dennis R. Alexander, President
                              Energy Producers, Inc.
          7944 E. Beck Lane, Suite 140, Scottsdale, Arizona 85260-1774
          ------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (480) 778-0488
                    ----------------------------------------
              (Registrant's telephone number, including area code)






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Item 5.   Other Events and Regulation FD Disclosure

      On December 29, 2003, the Registrant by Majority consent of its Board of Directors by Consent to Action in lieu of meeting held by conferences telephonically resolved, ratified, and approved for the following measures to be taken:

WHEREAS, the Registrant having had numerous discussions, meetings, and document production toward due diligence required in the best of managements belief and ability as it is in current progress of its exchange Agreement and filing procedures with International Group Holdings, Inc. ("IGH") including third party confidentially meetings held pursuant to forwarding business momentum toward the new business growth of IGH with respect to IGH now being 100% wholly owned subsidiary of the Registrant of which is its major shareholder currently owning 100% thereof of the issued and outstanding common shares, and that being Seventeen Million Fifty One Thousand One Hundred Fifty Six (17,051,156) in total number of its common stock so issued, representing 100% ownership, and having been verified and Certified by Interwest Stock Transfer Agent the Transfer Agent for IGH, and No Preferred shares issued and outstanding, and,

         WHEREAS, the Registrant recognized that the Capital Structure of IGH is as follows:

         Authorized Common Shares:  100,000,000 Par Value $0.001 Per Share

         WHEREAS, in the best interest of the Registrant, and its management having had numerous discussion and negotiation conferences toward its goals to aid in the current and future development of business for IGH and the Registrant by way of finalizing terms assisting and implementation of new Management and Directorships for IGH, namely recognizing and acknowledging the appointments of Yvonne Devine, IGH President & Director; Bill Conti, IGH Director; Tim Lightfoot IGH, Director; Dennis Alexander (also noted as President and Director of the Registrant), IGH Director; Kim Dias, IGH Secretary and,

         WHEREAS, the Registrant having effectively transferred from IGH 100% of its then 100% wholly owned International Yacht Sales Group, Ltd. (IYSG) (MARINE
UNIT) and all divisions, by resolution and order of IGH and IYSG, and written notification and filing of a required stock transfer Form with Companies House, the UK corporate regulatory authorities for England and Wales, Great Britain, noticing that IYSG became and is by its certification a 100% wholly owned subsidiary of the Registrant, and additionally referenced by way of the Exhibited Agreement between the Company and IGH and other Amendments thereto in and of the Registrant's various Pre 14C and 8K, 8K/A as amended and or to become amended filings with the Commission, and that in or to be in progress and in abeyance of current future filing requirements, or that as may be required by the Commission, and,

         WHEREAS, having thus complied in its opinion, to its best ability, knowledge and belief with applicable NRS revised statutes, and other relevant as applicable States compliance issues, the Company in abeyance with its Exchange Agreement of Merger with IGH with respect to fulfillment of its new Director appointments recognize and a resolution dated December 17th, 2003 appointing as new directors of the Registrant Mr. Gregg Fryett, Mr. Charles Alliban, and Mr. Peter Fryett, with Mr. Gregg Fryett as Executive Vice President of the Company,

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and continuing in force as CEO of the Marine Unit of the Registrant (its now wholly owned Subsidiary IYSG, LTD.) and all divisions incorporated therein, further acknowledging their restructure and reimplementation from that of IGH, simultaneously with the above listed new IGH Officer and Director appointments, and

         WHEREAS, the Registrant as 100% shareholder of IGH, along with current appointed management of IGH wish to conclude clean up and structuring of IGH, to move forward in behalf of business to be conducted for the path of the entity, and that pertinent to all of the companies confidential discussions historically or previously and current, and their/our wishes to conduct the following business and transactions for and in behalf of IGH.

         1. Recommend and Approve for a new cusip number to be obtained for IGH.

         2. Recommend and Approve an Agreement between IGH and World Wide Connect, Inc.

         3. Recommend Approve for IGH, Inc. to:

         a. Approve for an amendment of the Articles of Incorporation of IGH to include:

          i.) Approval for a reverse split of IGH on a 1-share for 9-share basis

          ii.) Approval for a Name Change of IGH to World Wide Connect, Inc.

         3.1 Approval for IGH, Inc. to structure such AMENDMENT OF ARTICLES OF INCORPORATION OF INTERNATIONAL GROUP HOLDINGS, INC. to include pursuant to Utah Revised Statutes, as applicable; International Group Holdings, Inc., a corporation organized and existing under the laws of the State of Utah (the "Company"), does hereby certify that:

         The amendment set forth below to the Registrants Articles of Incorporation was duly adopted in accordance with the provisions of the Utah Revised Statutes section (as applicable-to be inserted here) by unanimous vote of the Board of Directors of International Group Holdings, Inc. and shall be effective upon filing.

(Article   as appropriate) Article   shall be amended to read as follows:

Reclassification of Shares: Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Company's Common Stock, par value $0.001 per share, issued and outstanding, immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the record holder thereof be reclassified as and changed into one million eight hundred ninety four five hundred seventy three (1,894,573) shares (the "New Common Stock"). If any new Certificate is to be issued, the Old Certificates so which the Old Certificates surrendered for exchange is issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds fro their purchase, or establish to the satisfaction of the exchange Agent that such taxes are not

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payable. From and after the Effective Date the amount which the shares of the
Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

(Section 5 as appropriate shall read) Authorized Capital Prior to Reclassification. The total number of common shares which the corporation (IGH) was authorized to issue prior to the reclassification effected in section 5 above were 100,000,000 shares of Common Stock having a par value of $0.001 per share.

(Section 5 as appropriate shall read) Authorized Capital After Reclassification. Effective as of the date this amendment is filed with the Utah Secretary of State, the total number of shares which the corporation is authorized to issue is 100,000,000 shares of Common Stock having a par value of $0.001 per share.

(Section 1 as appropriate shall read) Simultaneously with the effective date of this amendment, the name of the corporation shall be changed to World Wide Connect, Inc. (or that language as appropriate).

The sign off shall contain wording such or similar to, IN WITNESS WHEREOF, World Wide Connect, Inc. has caused this Certificate and attested by its duly authorized officers, this (as appropriate) day of (as appropriate) (year).


T H E R E F O R E

ITEM 1

         In the best interest of the Registrant, and as the 100% Majority shareholder of IGH (INTERNATIONAL GROUP HOLDINGS, INC.) and as the Directors of the Company owning the shares by Majority Vote re acknowledges, ratifies, and approves the appointment of Yvonne Devine, to IGH President & Director; Bill Conti, as IGH Director; Tim Lightfoot, as IGH Director; Dennis Alexander, as IGH Director; Kim Dias, as IGH Secretary, and acceptance/ acknowledgement of the resignations simultaneously therewith of all of the then present officers and directors of IGH at the time of the new appointments in accordance with the reorganization of IGH.

         Current IGH Resumes:

         Note: *The directors of IGH have recently (past the time of this consent) appointed David Farr - Chairman of the Board of IGH; Lawrence Roberts - Director, below noted:

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         *David Farr: Chairman of the Board, Age 63

         Mr. Farr received his Bachelor of Arts Degree in Economics from Cambridge University in the United Kingdom in 1962. He holds two Masters of Business Administration degrees, also from Cambridge, in Business Administration and Marketing. Mr. Farr spent twenty years with Canon Corporation rising to become their number two executive as Senior Vice President and General Manager of Corporate Communications. He was President and Manager of Acquisitions for Turnpike Tobacco and British American Tobacco for six years. Mr. Farr served as an officer for thirteen years in the British Royal Marines and British Secret Intelligence Service. He is also a keynote speaker for GM, Marriot Corp., National Park Service, MIT and Yale University.

         Yvonne Devine: IGH President and Director, Age 44:

         Yvonne was educated at U C L A. Entered the area of marketing, Later in field sales responsible for a team of 50 staff. Taking a Hiatus to raise 3 children, now returning to bring her worldly experience to WWC.

         Bill Conti: IGH Director, Age 46

         Mr. Conti is a well-respected attorney in California. His area of expertise is in corporate affairs. He has represented WWC as legal counsel for many years.

         *Lawrence Roberts - Director, Age 54

         Mr. Roberts received his Masters Degree, Cum Laude, in International Economics at McMaster University in Canada. While pursuing his career, he completed graduate studies in Theology at Fuller and in English at UCLA. Me. Roberts spent two decades with MICROS, the leading distributor of POS equipment in the U.S., initially in Seattle and later in Long Beach. He was their national leader in sales and installations for three years. In 1991, he developed his own software company, DB3, marketing compilation utility software with successful market penetration into the POS industry. He sold DB3 and began marketing his own ISP, Kindred-souls, successfully for three years before selling it to enter the credit/debit card business. Mr. Roberts currently provides Risk Management Services and High Risk Processing services for MSP's.

         Dennis Alexander: IGH Director, President and Director of the Registrant, and Director of IYSG: Age 49.

         Incorporated by reference to the Registrant's Form 10-KSB filed with the Commission on 4/14/2003.

         Tim Lightfoot: IGH Director, Age 35

         Mr. Lightfoot earned degrees in both Marketing and Finance from Dawson College, Montreal, and Quebec, Canada and is a fully licensed financial advisor under Canadian regulations. He is fluent in both French and English. Mr. Lightfoot is currently President and CEO of BATV Corporation Limited, a fully licensed investment firm in the Bahamas, specializing in international funds. He presently manages over 45 accounts with combined assets exceeding $50 million.

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         Kim Dias, IGH Secretary, Age 41

         Very successful assistant state prosecutor in Broward County, now in private practice and brings a wide range of legal expertise to WWC.

ITEM 2.

         The Majority vote of the Directors of the Registrant reconfirms, resolves, ratifies, and approves, that further in its best interest and that by its resolution dated December 17, 2003 appoints/appointed as new directors of the Registrant Mr. Gregg Fryett, Mr. Charles Alliban, and Mr. Peter Fryett, with Mr. Gregg Fryett appointed by the directors herewith and confirms by its reconfirmation that Mr. Fryett has become an Executive Vice President of the Registrant, and is continuing in force as CEO of the Marine Unit of the Registrant (its now wholly owned Subsidiary IYSG, LTD.) and all divisions incorporated therein, further acknowledging their restructure and reimplementation from that of IGH, simultaneously with the above listed new IGH Officer and Director (O&D) appointments. The Board of Directors acknowledges that Dennis R. Alexander has been appointed as a Director of IYSG, LTD. commensurate and effective with the filing of the IYSG, LTD Form 288a (appointment of new Director) with the Companies House, England and Wales.

         Registrant appointments, Resumes:

         Gregg Fryett, Director and Executive Vice President of the Registrant, and CEO of IYSG subsidiary, Age 37:

         Mr Fryett is the newly appointed VP and Director of the Registrant effective the 17th December 2003. From April 3rd, 2003 through appointment to EGPI, he served as President of International Group Holdings Inc, a Utah OTC corporation. Prior to this, he was Director of the marine sales operations based in the UK. Mr Fryett will be working full time overseeing the marine division.

         Charles Alliban, Director of the Registrant, and Director and CFO of IYSG subsidiary, Age 52:

         Mr. Alliban is a newly appointed director of the Registrant effective the 17th December 2003. From April 3rd, 2003, he was the CFO and Director for International Group Holdings Inc., a Utah publicly traded corporation until appointment with EGPI. He has been a practicing accountant in the UK for the past 22 years. He will be working full time with the marine division maintaining accounting controls and systems in line with the SEC requirements. He will be working full time for the company.

         Peter Fryett, Director of the Registrant, and Director of IYSG subsidiary, Age 64:

         Peter Fryett is a newly appointed director of the Registrant effective 17th December 2003. He has been operating his marine contracting business in the South West of the UK for the last 19 years. He will be on the board in an advisory role and will only make available time as required.

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ITEM 3.

In the best interest of the Registrant, and in an effort to support building the business activities of IGH, and further being the 100% Majority and legal shareholder of IGH (INTERNATIONAL GROUP HOLDINGS, INC.) and additionally as the Directors of the Registrant which now owns the shares representing the 100% interest in IGH, and having been specifically certified to be the exact amount of Seventeen Million Fifty One Thousand One Hundred Fifty Six (17,051,156) shares of its Par Value $0.001 per share common stock, then by the Majority Vote of the Board of Directors of the Registrant, and as the Shareholder representing 100% of IGH herewith acknowledges, ratifies, and approves the following measures be taken and on behalf of IGH:

         1.0 Approves and Authorizes for Management of IGH to have a new cusip number obtained for IGH, in a manner acceptable to the Company, Energy Producers, Inc.

         2.0 Approves and Authorizes an Agreement between IGH and World Wide Connect, Inc. be signed but approved prior to its signing by letter of the Company's Chairman and Mel Herzog, CEO of the Registrant. It was further noted that the Registrant would retain a 10% minimum and un-dilutable position in all of all stock in IGH for a minimum of two years.

         3.0 Approves for IGH, Inc. and by its Management in conjunction under the Registrant's supervision of Mel Herzog, its Chairman and CEO to:

           a. File an amendment of the Articles of Incorporation of IGH to include:

               i.) Approves for a reverse split of IGH on a 1 share for 9 share basis
              ii.) Approves for a Name Change of IGH to World Wide Connect, Inc.

         3.1 Approves and Authorizes the IGH Management under supervision of the Registration until completion, to structure such AMENDMENT OF ARTICLES OF INCORPORATION OF INTERNATIONAL GROUP HOLDINGS, INC. to include pursuant to Utah Revised Statutes, as applicable; International Group Holdings, Inc., a corporation organized and existing under the laws of the State of Utah (the "Company"), does hereby certify that:

         The amendment set forth below to the Company's Articles of Incorporation was duly adopted in accordance with the provisions of the Utah Revised Statutes section (as applicable-to be inserted here) by unanimous vote of the Board of Directors of International Group Holdings, Inc. and shall be effective upon filing.

(Article as appropriate) Article 5 shall be amended to read as follows:

Reclassification of Shares: Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Company's Common Stock, par value $0.001 per share, issued and outstanding, immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the record holder thereof be reclassified as and changed into one million eight hundred ninety four five hundred seventy three (1,894,573) shares (the "New Common Stock"). If any new Certificate is to be

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

issued, the Old Certificates so which the Old Certificates surrendered for exchange is issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds fro their purchase, or establish to the satisfaction of the exchange Agent that such taxes are not payable. From and after the Effective Date the amount which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

(Section 5 as appropriate shall read) Authorized Capital Prior to Reclassification. The total number of common shares which the corporation (IGH) was authorized to issue prior to the reclassification effected in section 5 above were 100,000,000 shares of Common Stock having a par value of $0.001 per share

(Section 5 as appropriate shall read) Authorized Capital After Reclassification. Effective as of the date this amendment is filed with the Utah Secretary of State, the total number of shares which the corporation is authorized to issue is 100,000,000 shares of Common Stock having a par value of $0.001 per share.

(Section 1 as appropriate shall read) Simultaneously with the effective date of this amendment, the name of the corporation shall be changed to World Wide Connect, Inc. (or that language as appropriate).

The sign off shall contain wording such or similar to, IN WITNESS WHEREOF, World Wide Connect, Inc. has caused this Certificate and attested by its duly authorized officers, this (as appropriate) day of (as appropriate) (year).


ITEM 4.

         The Board hereby authorizes Mel Herzog, its Chairman and CEO, Dennis R. Alexander, its President, and Gregg Fryett, its Executive Vice President to deliver, prepare, and complete all items including any associated filings if any required or as required in behalf of with the Securities and Exchange Commission, and all things necessary and as required in order to effectively complete verify and carry forward with Items 1 through 3, including this Section
4. and all headings and subsections contained therein.

         The Conferences were adjourned with no further business.

In addition and separately the following is provided as summated information to further notate the pre meeting and teleconference discussions:

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         World Wide Connect, a Nevada corporation ("WWC") is a Technology based company. It is engaged initially:

         1.) in the full-scale development of a real time data based platform including NAP connectivity, reliability, and infrastructure for debit, stored value, and credit card type transactions available for use by and for Merchants and related transactional processing equipment interfaces. WWC has developed technology as a Bank Platform and Software. Its proprietary technology "Express Money Card" division allows processing at point of sales terminals (pos) terminals via telephone, mobile phone, palm pilots, and other devices including internet; Platform provides for increased privacy and security; Provides end user more payment options and ways to withdraw and transfer funds; Works on internet, at a merchant's physical place of business and at ATM's; Within its proprietary data platform, provides for the conversion of currencies in real time allowing for a world wide potential transactional base solutions for end users increasing market potential for the products; Provides for individual product "Branding" ability.

         2.) A division of World Wide Connect provides ISP services: Hosting facilities, including web art, design and implementation for individual, business, strategic alliance, or major corporate networking presence.

         3.) A division of World Wide Connect contains infrastructure to deliver media communications and provide programming/content real time digitally streamed over a phone modem.

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       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       By:   /s/  Dennis R. Alexander
                                             ------------------------
                                                  Dennis R. Alexander
                                                  President
Date:  January 21, 2004


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